                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 3, 2003


                          ENCYSIVE PHARMACEUTICALS INC.
             (Exact name of registrant as specified in its charter)


               DELAWARE                                0-20117                              13-3532643
       (State of Incorporation)                (Commission File Number)         (IRS Employer Identification No.)

                            6700 WEST LOOP, 4TH FLOOR
                              BELLAIRE, TEXAS 77401
              (Address of Registrant's principal executive offices)

                                 (713) 796-8822
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits.

            99.1 Press Release.

ITEM 9. REGULATION FD DISCLOSURE

        On December 3, 2003, Encysive Pharmaceuticals Inc. issued a press release announcing the public offering of its common stock. The full text of the press release is furnished herewith as Exhibit 99.1.



                            [SIGNATURE PAGE FOLLOWS]

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Encysive Pharmaceuticals Inc.

Date: December 3, 2003                By: /s/ Stephen L. Mueller
                                          ----------------------
                                          Stephen L. Mueller
                                          Vice-President, Finance and
                                          Administration Secretary and Treasurer